POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Gary W. Lanzen

Gary W. Lanzen

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Gary W. Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Anthony J. Hertl

Anthony J. Hertl

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Mark H. Taylor

Mark H. Taylor

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ John V. Palancia

John V. Palancia

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Mark D. Gersten

Mark D. Gersten

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Mark D. Gersten, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Mark S. Garbin

Mark S. Garbin

Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Mark S. Garbin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the President, Principal Executive Officer and Trustee

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, KEVIN WOLF and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Andrew Rogers

Andrew Rogers

President, Principal Executive Officer and Trustee

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-131820 and 811-21853) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, ANDREW ROGERS, and STEPHANIE SHEARER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 2016.

/s/ Kevin Wolf

Kevin Wolf

Treasurer and Principal Financial Officer

STATE OF PENNSYLVANIA     )

)ss:

COUNTY OF PHILADELPHIA   )

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of August, 2016.

/s/ Carol E. Buckalew

Notary Public

My commission expires: 2/25/17

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) registered as an investment company under the Investment Company Act, as amended, (File Nos. 333-131820 and 811-21853) periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, STEPHANIE SHEARER, ANDREW ROGERS and KEVIN WOLF as attorneys for it and in its name, place and stead, and its capacity as a Trust, to execute and file any Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 30th day of August, 2016

ATTEST:                                                                                  NORTHERN LIGHTS VARIABLE TRUST

By: /s/ Stephanie Shearer                                                           By: /s/ Andrew Rogers

Stephanie Shearer, Assistant Secretary                                   Andrew Rogers, President

STATE OF NEW YORK              )

)ss:

COUNTY OF SUFFOLK            )

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, President and Stephanie Shearer, Assistant Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of August, 2016.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/2020

POWER OF ATTORNEY

CERTIFICATE

The undersigned, Assistant Secretary of NORTHERN LIGHTS VARIABLE TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held August 25, 2016, and is in full force and effect:

WHEREAS, NORTHERN LIGHTS VARIABLE TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) registered as an investment company under the Investment Company Act, as amended, (File Nos. 333-131820 and 811-21853) periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, STEPHANIE SHEARER, ANDREW ROGERS and KEVIN WOLF as attorneys for it and in its name, place and stead, and its capacity as a Trust, to execute and file any Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: August 24, 2016                        /s/ Stephanie Shearer

Stephanie Shearer, Assistant Secretary

NORTHERN LIGHTS VARIABLE TRUST